Supplement Dated June 6, 2018
To The Prospectus Dated April 30, 2018

JNL® Strategic Income Fund LLC

All changes are effective immediately.

In the section entitled, "Summary Overview of Each Fund" for the JNL/PPM America Strategic Income Fund under "Portfolio Management," please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Anthony Balestrieri	2012	Chief Investment Officer-Total Return and Portfolio Manager – PPM America, Inc.
Michael T. Kennedy, CFA	2012	Senior Managing Director, PPM America, Inc.
Adam Spielman	June 2018	Senior Managing Director, PPM America, Inc.
Scott B. Richards, CFA	April 2018	Senior Managing Director, PPM America, Inc.
Mark Redfearn, CFA	April 2018	Senior Managing Director, PPM America, Inc.

In the section entitled, "Additional Information About the Funds," for the JNL/PPM America Strategic Income Fund under "The Sub-Adviser and Portfolio Management," after the sixth paragraph please add the following:

Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM.  He oversees PPM's bank loan and high yield teams.  Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor's degree in Economics from Indiana University.

This Supplement is dated June 6, 2018.

Supplement Dated June 6, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Strategic Income Fund LLC

All changes are effective immediately.

Please delete all references to Steven J. Fredricks.

Please delete all references to Karen J. Huizenga.

On page 48, in the section entitled, "V. Managers and Officers of the JNL Strategic Income Fund," please delete the table row for Joseph B. O'Boyle in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Officers
Joseph B. O'Boyle (55) 1 Corporate Way Lansing, MI 48951	Acting Chief Compliance Officer (5/2018 to present) Acting Anti-Money Laundering Officer (5/2018 to present) Vice President (1/2018 to 5/2018)
Principal Occupation(s) During Past 5 Years:
Acting Chief Compliance Officer of JNAM (5/2018 to present); Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

On pages 56, in the section entitled "Investment Adviser, Sub-Adviser and Other Service Providers," after the heading "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," please delete the tables for the JNL/PPM America Strategic Income Fund in the entirety and replace with the following, which reflects information as of March 31, 2018:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Anthony Balestrieri	9	21	16	0	0	7
	$7,571,404,000	$15,089,342,000	$9,221,877,000	$0	$0	$18,864,350,000
Michael T. Kennedy	2	3	2	0	0	1
	$1,329,828,000	$269,525,000	$2,644,308,000	$0	$0	$9,512,996,000
Adam Spielman	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Scott Richards	3	3	1	0	0	0
	$3,918,730,000	$1,980,657,000	$38,401,000	$0	$0	$0
Mark Redfearn	2	5	2	0	0	1
	$1,329,138,000	$5,165,028,000	$2,644,308,000	$0	$0	$9,512,995,000

On pages 57, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," after the heading "Other Accounts Managed by the Portfolio Manager and Conflicts of Interest," please delete the table for the JNL/PPM America Strategic Income Fund in the entirety and replace with the following, which reflects information as of March 31, 2018:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony Balestrieri	X
Michael T. Kennedy	X
Adam Spielman	X
Scott Richards	X
Mark Redfearn	X

This Supplement is dated June 6, 2018.